Exhibit 99.1

The Navigators Group, Inc.
CORPORATE NEWS

Navigators Reports Third Quarter Earnings

New York –November 5, 2009 -- The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $21.4 million, or $1.24 per diluted share, for the three months ended September 30, 2009 compared to net income of $1.0 million, or $0.06 per diluted share, for the comparable period in 2008.

The summary of results for the three months ended September 30, 2009 and 2008 were as follows:

($ in millions, except per share amounts)			Diluted earnings per share
	2009	2008	2009	2008

Net income	$21.4	$1.0	$1.24	$0.06
Less: Net realized gains / (losses) after-tax	4.0	(3.6)	0.23	(0.21)
Operating earnings (1)	$17.4	$4.6	$1.01	$0.27

o
The results for the three months ended September 30, 2009 included after-tax net realized gains of $4.0 million, or $0.23 per diluted share, which included other-than-temporary impairment losses on investments of $0.4 million after-tax, or $0.02 per diluted share.

o
The results for the three months ended September 30, 2008 included $18.3 million, or $1.08 per diluted share, for after-tax net losses from Hurricanes Gustav and Ike. In addition, the results included net realized losses of $3.6 million, or $0.21 per diluted share, which included other-than-temporary impairment losses on investments of $3.1 million after-tax, or $0.18 per diluted share.

The summary of results for the nine months ended September 30, 2009 and 2008 were as follows:

($ in millions, except per share amounts)			Diluted earnings per share
	2009	2008	2009	2008

Net income	$57.1	$41.7	$3.30	$2.45
Less: Net realized gains / (losses) after-tax	(2.8)	(8.8)	(0.16)	(0.52)
Operating earnings (1)	$59.9	$50.5	$3.46	$2.97

o
The results for the nine months ended September 30, 2009  included after-tax net realized losses of $2.8 million, or $0.16 per diluted share, which included other-than-temporary impairment losses on investments of $7.7 million after-tax, or $0.45 per diluted share.

News Release
November 5, 2009

o
The results for the nine months ended September 30, 2008 included $18.3 million, or $1.08 per diluted share, for after-tax net losses from Hurricanes Gustav and Ike. In addition, the results included net realized losses of $8.8 million, or $0.52 per diluted share, which included other-than-temporary impairment losses on investments of $8.6 million after-tax, or $0.50 per diluted share.

o	For the three and nine months ended September 30, 2009, book value per share increased by 8% and 17%, respectively, to $47.78.

Gross written premiums and net written premiums for the three months ended September 30, 2009 were $245.2 million and $156.0 million, respectively, a decrease of 3.1% and an increase of 11.2% from the comparable 2008 periods.  Gross written premiums and net written premiums for the nine months ended September 30, 2009 were $793.2 million and $539.7 million, respectively, a decrease of 3.2% and an increase of 7.4% from the comparable 2008 periods.

The combined loss and expense ratios for the three and nine months ended September 30, 2009 were 95.9% and 93.9%, respectively, compared to 107.9% and 95.7% for the comparable 2008 periods.  The combined loss and expense ratios for the three and nine months ended September 30, 2009 were favorably impacted by 2.2 and 3.8 loss ratio points, respectively, due to redundancies in prior period loss reserves.  The combined loss and expense ratios for the three and nine months ended September 30, 2008  included 17.4 and 5.7 loss and expense ratio points, respectively, due to the net losses from Hurricanes Gustav and Ike.  Such net losses are inclusive of reinsurance recoveries and related costs for reinsurance reinstatement premiums.

Navigators' Chief Executive Officer Stan Galanski commented, “Navigators emphasizes disciplined risk selection and pricing in what continues to be a challenging environment and we are pleased to have, once again, generated underwriting profit in our insurance companies and at Lloyd’s. As a specialty insurer, we focus on complex risks for which the quality of our underwriting and claims professionals make a meaningful difference. We experienced strong growth in our excess casualty, environmental and professional liability business as a result of the investments made in additional intellectual capital over the last twelve months. For other product lines, we have opted to reduce premium volume when market conditions appeared to be inconsistent with profitable underwriting results. We remain cautious as to the ultimate loss development for longer-tail lines and emphasize this in our reserving philosophy. Our book value per share increased 17% in 2009, including 8% in the third quarter, to reach an all-time high.”

Net investment income for the three and nine months ended September 30, 2009 was $19.1 million and $56.5 million, respectively, which were decreases of 1.1% and 0.7% from the comparable 2008 periods.  The annualized pre-tax investment yield, excluding net realized gains and losses, was 3.8% for both the three and nine months ended September 30, 2009, respectively, compared to 4.1% for both of the comparable 2008 periods.  The effective tax rates on net investment income were 25.2% and 25.1% for the three and nine months ended September 30, 2009, respectively, compared to 25.7% and 25.8% for the comparable 2008 periods.

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 4.3 years at September 30, 2009.  At September 30, 2009, net unrealized gains within our investment portfolio were $67.5 million, an increase of $59.7 million compared to June 30, 2009. There were $6.1 million of net realized gains for the three months ended September 30, 2009.

Consolidated cash flow from operations for the three and nine months ended September 30, 2009 was $35.7 million and $105.2 million, respectively, compared to $83.0 million and $216.4 million for the comparable 2008 periods.

Press Release
November 5, 2009

During the three and nine months ended September 30, 2009, the Company did not repurchase any shares of its common stock.

Stockholders’ equity was $811.0 million, or $47.78 per share, at September 30, 2009 compared to $689.3 million, or $40.89 per share, at December 31, 2008.  The statutory surplus of Navigators Insurance Company was $630.0 million at September 30, 2009 compared to $581.2 million at December 31, 2008.

Effective in 2009, the Company has reclassified certain of its business lines which had no effect on the segment classifications of the Insurance Companies and Lloyd's Operations. Underwriting data for prior periods has been reclassified to reflect these changes.

o
The offshore energy business, formerly included in the "Marine and Energy" businesses of the Insurance Companies and Lloyd’s Operations, is now included in the Insurance Companies’ and Lloyd’s "Property Casualty" businesses.

o	The marine lines within both the Insurance Company and Lloyd’s are now presented as "Marine" instead of "Marine and Energy," since the energy business has now been reclassified to "Property Casualty."

o
Engineering and construction, European Property and other run-off business, formerly included in the "Other" category of business within the Insurance Companies and Lloyd’s, are now included under "Property Casualty."

o	The "Middle Markets" business, formerly broken out separately in the Insurance Companies, is now included in the Insurance Companies’ "Property Casualty" business.

(1)
Operating earnings, or net income excluding net realized gains (losses) after-tax, is a non-GAAP financial measure that is a common performance measurement for insurance companies.  We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Company will hold a conference call on Friday, November 6, 2009 starting at 8:30 a.m. ET to discuss the 2009 third quarter results.  The call will be available via live webcast on Navigators’ website (www.navg.com) by clicking on the Earnings Webcast link under "News & Events".

To participate by telephone, the domestic dial-in number is 888-680-0892 and the international dial-in is 617-213-4858. The access code is 77625623.  Participants may pre-register for the call at www.theconferencingservice.com/prereg/key.process?key=P79MRBUQV.  Pre-registrants will be issued a pin number to use when dialing into the live call that will provide quick access by bypassing the operator upon connection.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London.  Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

News Release
November 5, 2009

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements.  Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face.   Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business.  Navigators undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Francis W. McDonnell
Senior Vice President and Chief Financial Officer
(914) 933-6270
fmcdonnell@navg.com
www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Financial Highlights
($ in thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
Results of Operations	2009	2008	Change	2009	2008	Change

Gross written premiums	$245,191	$252,943	-3%	$793,179	$819,302	-3%
Net written premiums	156,001	140,318	11%	539,660	502,327	7%

Revenues:
Net earned premiums	171,271	154,040	11%	506,085	472,483	7%
Commission income	144	8	NM	179	736	-76%
Net investment income	19,110	19,322	-1%	56,509	56,891	-1%
Total other-than-temporary impairment losses	(22)	(4,748)	NM	(28,769)	(13,160)	NM
Portion of loss recognized in other comprehensive
income (before tax)	(525)	-	NM	17,053	-	NM
Net other-than-temporary impairment losses
recognized in earnings	(547)	(4,748)	NM	(11,716)	(13,160)	NM
Net realized gains (losses)	6,682	(768)	NM	7,741	(408)	NM
Other income (expense)	1,097	(119)	NM	6,507	902	NM
Total revenues	197,757	167,735	18%	565,305	517,444	9%

Expenses:
Net losses and loss adjustment expenses	107,591	113,269	-5%	308,566	293,578	5%
Commission expenses	22,852	22,357	2%	71,578	66,795	7%
Other operating expenses	35,018	30,601	14%	98,572	93,594	5%
Interest expense	2,042	2,218	-8%	6,411	6,652	-4%
Total expenses	167,503	168,445	-1%	485,127	460,619	5%

Income (loss) before income taxes	30,254	(710)	NM	80,178	56,825	41%

Income tax expense (benefit)	8,822	(1,711)	NM	23,096	15,153	52%

Net income	$21,432	$1,001	NM	$57,082	$41,672	37%

Per Share Data

Net income per common share:
Basic	$1.26	$0.06	NM	$3.37	$2.48	36%
Diluted	$1.24	$0.06	NM	$3.30	$2.45	35%

Average shares outstanding:
Basic	16,966	16,772		16,929	16,802
Diluted	17,334	16,927		17,277	16,980

Underwriting Ratios
Loss Ratio	62.8%	73.5%		61.0%	62.1%
Expense Ratio	33.1%	34.4%		32.9%	33.6%
Combined Ratio	95.9%	107.9%		93.9%	95.7%

Balance Sheet Data	Sept. 30,	June 30,		Sept. 30,	Dec. 31,
	2009	2009		2009	2008
Stockholders' equity	$810,955	$747,797	8%	$810,955	$689,317	18%
Book value per share	$47.78	$44.12	8%	$47.78	$40.89	17%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($ in thousands)

	September 30,	December 31,
	2009	2008
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value
(amortized cost: 2009, $1,823,107; 2008, $1,664,755)	$1,877,786	$1,643,772
Equity securities, available-for-sale, at fair value (cost: 2009, $45,178; 2008, $52,523)	57,949	51,802
Short-term investments, at cost which approximates fair value	136,935	220,684
Cash	21,692	1,457
Total investments and cash	2,094,362	1,917,715

Premiums receivable	189,378	170,522
Prepaid reinsurance premiums	163,248	188,874
Reinsurance recoverable on paid losses	93,287	67,227
Reinsurance recoverable on unpaid losses and loss adjustment expenses	818,397	853,793
Deferred income tax, net	25,233	54,736
Deferred policy acquisition costs	59,480	47,618
Accrued investment income	16,596	17,411
Goodwill and other intangible assets	7,010	6,622
Other assets	26,306	25,062

Total assets	$3,493,297	$3,349,580

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$1,903,204	$1,853,664
Unearned premiums	491,410	480,665
Reinsurance balances payable	111,494	140,319
Senior notes	113,979	123,794
Federal income taxes payable	6,563	5,874
Accounts payable and other liabilities	55,692	55,947
Total liabilities	2,682,342	2,660,263

Stockholders' equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	-	-
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,197,419 shares
as of September 2009 and 17,080,826 shares as of December 2008	1,720	1,708
Additional paid-in capital	304,000	298,872
Retained earnings	463,858	406,776
Treasury stock, at cost (224,754 shares for both 2009 and 2008)	(11,540)	(11,540)
Accumulated other comprehensive income (loss)	52,917	(6,499)
Total stockholders' equity	810,955	689,317

Total liabilities and stockholders' equity	$3,493,297	$3,349,580

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Comparative Premium Data
($ in thousands)

Gross Written Premiums:	Three Months			Nine Months
Insurance Companies:	2009	2008	Change	2009	2008	Change
Marine	$53,129	$53,247	0%	$187,452	$189,202	-1%
Property Casualty	93,302	103,180	-10%	272,127	311,053	-13%
Professional Liability	33,569	25,706	31%	101,789	71,430	43%
	180,000	182,133	-1%	561,368	571,685	-2%
Lloyd's Operations:
Marine	33,960	34,917	-3%	140,256	143,570	-2%
Property Casualty	20,024	25,586	-22%	59,058	74,671	-21%
Professional Liability	11,207	10,307	9%	32,497	29,376	11%
	65,191	70,810	-8%	231,811	247,617	-6%
Total	$245,191	$252,943	-3%	$793,179	$819,302	-3%

Net Written Premiums:	Three Months			Nine Months
Insurance Companies:	2009	2008	Change	2009	2008	Change
Marine	$39,632	$29,983	32%	$133,047	$112,439	18%
Property Casualty	57,567	61,131	-6%	183,247	203,528	-10%
Professional Liability	18,834	15,019	25%	59,180	42,658	39%
	116,033	106,133	9%	375,474	358,625	5%
Lloyd's Operations:
Marine	23,816	22,448	6%	113,867	99,627	14%
Property Casualty	11,116	5,682	96%	33,781	26,147	29%
Professional Liability	5,036	6,055	-17%	16,538	17,928	-8%
	39,968	34,185	17%	164,186	143,702	14%
Total	$156,001	$140,318	11%	$539,660	$502,327	7%

Net Earned Premiums:	Three Months			Nine Months
Insurance Companies:	2009	2008	Change	2009	2008	Change
Marine	$42,620	$34,091	25%	$114,459	$93,655	22%
Property Casualty	60,380	63,740	-5%	188,860	205,395	-8%
Professional Liability	19,804	14,616	35%	55,998	43,077	30%
	122,804	112,447	9%	359,317	342,127	5%
Lloyd's Operations:
Marine	33,945	31,132	9%	102,158	91,253	12%
Property Casualty	9,126	5,350	71%	28,250	22,892	23%
Professional Liability	5,396	5,111	6%	16,360	16,211	1%
	48,467	41,593	17%	146,768	130,356	13%
Total	$171,271	$154,040	11%	$506,085	$472,483	7%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
September 30, 2009

($ in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premiums	$180,000	$65,191	$-	$245,191
Net written premiums	116,033	39,968	-	156,001

Net earned premiums	122,804	48,467	-	171,271
Net losses and loss adjustment expenses	(75,838)	(31,753)	-	(107,591)
Commission expenses	(15,346)	(7,835)	329	(22,852)
Other operating expenses	(27,194)	(7,835)	-	(35,029)
Other income (expense)	1,301	280	(329)	1,252

Underwriting profit (loss)	5,727	1,324	-	7,051

Investment income	16,597	2,361	152	19,110
Net realized gains (losses)	5,710	425	-	6,135
Other operating expenses	-	-	11	11
Other income (expense)	-	-	(11)	(11)
Interest expense	-	-	(2,042)	(2,042)

Income (loss) before income taxes	28,034	4,110	(1,890)	30,254

Income tax expense (benefit)	7,973	1,510	(661)	8,822
Net income (loss)	$20,061	$2,600	$(1,229)	$21,432

Loss and loss expenses ratio	61.8%	65.5%		62.8%
Commission expense ratio	12.5%	16.2%		13.3%
Other operating expenses ratio (1)	21.1%	15.6%		19.8%
Combined ratio	95.4%	97.3%		95.9%

(1) The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
September 30, 2008

($ in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premiums	$182,133	$70,810	$-	$252,943
Net written premiums	106,133	34,185	-	140,318

Net earned premiums	112,447	41,593	-	154,040
Net losses and loss adjustment expenses	(78,346)	(34,923)	-	(113,269)
Commission expenses	(13,823)	(8,534)	-	(22,357)
Other operating expenses	(22,802)	(7,799)	-	(30,601)
Other income (expense)	279	(390)	-	(111)

Underwriting profit (loss)	(2,245)	(10,053)	-	(12,298)

Investment income	15,973	3,074	275	19,322
Net realized gains (losses)	(5,207)	(309)	-	(5,516)
Interest expense	-	-	(2,218)	(2,218)

Income (loss) before income taxes	8,521	(7,288)	(1,943)	(710)

Income tax expense (benefit)	1,458	(2,489)	(680)	(1,711)
Net income (loss)	$7,063	$(4,799)	$(1,263)	$1,001

Loss and loss expenses ratio	69.7%	84.0%		73.5%
Commission expense ratio	12.3%	20.5%		14.5%
Other operating expenses ratio (1)	20.0%	19.7%		19.9%
Combined ratio	102.0%	124.2%		107.9%

(1) The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Nine Months Ended
September 30, 2009

($ in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premiums	$561,368	$231,811	$-	$793,179
Net written premiums	375,474	164,186	-	539,660

Net earned premiums	359,317	146,768	-	506,085
Net losses and loss adjustment expenses	(214,834)	(93,732)	-	(308,566)
Commission expenses	(45,374)	(26,533)	329	(71,578)
Other operating expenses	(78,660)	(19,933)	-	(98,593)
Other income (expense)	3,157	879	(329)	3,707

Underwriting profit	23,606	7,449	-	31,055

Investment income	49,043	7,060	406	56,509
Net realized losses	(987)	(2,988)	-	(3,975)
Other operating expenses	-	-	21	21
Other income (expense)	-	-	2,979	2,979
Interest expense	-	-	(6,411)	(6,411)

Income (loss) before income taxes	71,662	11,521	(3,005)	80,178

Income tax expense (benefit)	19,677	4,470	(1,051)	23,096
Net income (loss)	$51,985	$7,051	$(1,954)	$57,082

Loss and loss expenses ratio	59.8%	63.9%		61.0%
Commission expense ratio	12.6%	18.1%		14.1%
Other operating expenses ratio (1)	21.0%	13.0%		18.8%
Combined ratio	93.4%	95.0%		93.9%

(1) The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Nine Months Ended
September 30, 2008

($ in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premiums	$571,685	$247,617	$-	$819,302
Net written premiums	358,625	143,702	-	502,327

Net earned premiums	342,127	130,356	-	472,483
Net losses and loss adjustment expenses	(207,927)	(85,651)	-	(293,578)
Commission expenses	(41,494)	(25,301)	-	(66,795)
Other operating expenses	(69,502)	(24,092)	-	(93,594)
Other income (expense)	2,053	(415)	-	1,638

Underwriting profit (loss)	25,257	(5,103)	-	20,154

Investment income	47,031	8,927	933	56,891
Net realized gains (losses)	(13,362)	(206)	-	(13,568)
Interest expense	-	-	(6,652)	(6,652)

Income (loss) before income taxes	58,926	3,618	(5,719)	56,825

Income tax expense (benefit)	15,767	1,388	(2,002)	15,153
Net income (loss)	$43,159	$2,230	$(3,717)	$41,672

Loss and loss expenses ratio	60.8%	65.7%		62.1%
Commission expense ratio	12.1%	19.4%		14.1%
Other operating expenses ratio (1)	19.7%	18.8%		19.5%
Combined ratio	92.6%	103.9%		95.7%

(1) The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Three Months Ended September 30, 2009
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premiums	Incurred	Expenses	Loss	Expense	Total
Marine	$42,620	$31,611	$13,259	74.2%	31.1%	105.3%
Property Casualty	60,380	23,881	21,330	39.6%	35.3%	74.9%
Professional Liability	19,804	20,346	6,650	102.7%	33.6%	136.3%
	122,804	75,838	41,239	61.8%	33.6%	95.4%
Lloyd's Operations	48,467	31,753	15,390	65.5%	31.8%	97.3%
Total	$171,271	$107,591	$56,629	62.8%	33.1%	95.9%

	Three Months Ended September 30, 2008
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premiums	Incurred	Expenses	Loss	Expense	Total
Marine	$34,091	$21,910	$8,588	64.3%	25.2%	89.5%
Property Casualty	63,740	48,426	22,574	76.0%	35.4%	111.4%
Professional Liability	14,616	8,010	5,184	54.8%	35.5%	90.3%
	112,447	78,346	36,346	69.7%	32.3%	102.0%
Lloyd's Operations	41,593	34,923	16,723	84.0%	40.2%	124.2%
Total	$154,040	$113,269	$53,069	73.5%	34.4%	107.9%

	Effect of Hurricanes Gustav and Ike on the Three Months Ended Sept. 30, 2008
Property Casualty	$(5,778)	$9,103	$-	34.9%	4.5%	39.4%
Lloyd's Operations	(6,806)	6,397	-	25.0%	5.7%	30.7%
Total	$(12,584)	$15,500	$-	14.9%	2.5%	17.4%

	Amounts		Loss Ratio
Net Incurred Loss Activity	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
For the Three Months Ended:	2009	2008	2009	2008
Insurance Companies:
Loss and LAE payments	$69,215	$36,929	56.4%	32.8%
Change in reserves	6,623	41,417	5.4%	36.9%
Net incurred loss and LAE	75,838	78,346	61.8%	69.7%

Lloyd's Operations:
Loss and LAE payments	20,736	22,320	42.8%	53.7%
Change in reserves	11,017	12,603	22.7%	30.3%
Net incurred loss and LAE	31,753	34,923	65.5%	84.0%

Total
Loss and LAE payments	89,951	59,249	52.5%	38.4%
Change in reserves	17,640	54,020	10.3%	35.1%
Net incurred loss and LAE	$107,591	$113,269	62.8%	73.5%

Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
For the Three Months Ended:	2009	2008	2009	2008
Insurance Companies	$3,220	$5,600	2.6%	5.0%
Lloyd's Operations	630	2,420	1.3%	5.8%
Total	$3,850	$8,020	2.2%	5.2%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Nine Months Ended September 30, 2009
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premiums	Incurred	Expenses	Loss	Expense	Total
Marine	$114,459	$83,239	$35,453	72.7%	31.0%	103.7%
Property Casualty	188,860	80,331	65,642	42.5%	34.8%	77.3%
Professional Liability	55,998	51,264	19,782	91.5%	35.3%	126.8%
	359,317	214,834	120,877	59.8%	33.6%	93.4%
Lloyd's Operations	146,768	93,732	45,587	63.9%	31.1%	95.0%
Total	$506,085	$308,566	$166,464	61.0%	32.9%	93.9%

	Nine Months Ended September 30, 2008
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premiums	Incurred	Expenses	Loss	Expense	Total
Marine	$93,655	$58,208	$27,890	62.2%	29.8%	92.0%
Property Casualty	205,395	125,430	65,751	61.1%	32.0%	93.1%
Professional Liability	43,077	24,289	15,302	56.4%	35.5%	91.9%
	342,127	207,927	108,943	60.8%	31.8%	92.6%
Lloyd's Operations	130,356	85,651	49,808	65.7%	38.2%	103.9%
Total	$472,483	$293,578	$158,751	62.1%	33.6%	95.7%

	Effect of Hurricanes Gustav and Ike on the Nine Months Ended Sept. 30, 2008
Property Casualty	$(5,778)	$9,103	$-	11.9%	1.7%	13.6%
Lloyd's Operations	(6,806)	6,397	-	7.9%	1.9%	9.8%
Total	$(12,584)	$15,500	$-	4.8%	0.9%	5.7%

	Amounts		Loss Ratio
Net Incurred Loss Activity	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
For the Nine Months Ended:	2009	2008	2009	2008
Insurance Companies:
Loss and LAE payments	$171,282	$106,015	47.7%	31.0%
Change in reserves	43,552	101,912	12.1%	29.8%
Net incurred loss and LAE	214,834	207,927	59.8%	60.8%

Lloyd's Operations:
Loss and LAE payments	52,348	52,461	35.7%	40.2%
Change in reserves	41,384	33,190	28.2%	25.5%
Net incurred loss and LAE	93,732	85,651	63.9%	65.7%

Total
Loss and LAE payments	223,630	158,476	44.2%	33.5%
Change in reserves	84,936	135,102	16.8%	28.6%
Net incurred loss and LAE	$308,566	$293,578	61.0%	62.1%

Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
For the Nine Months Ended:	2009	2008	2009	2008
Insurance Companies	$13,242	$25,752	3.7%	7.5%
Lloyd's Operations	5,853	6,528	4.0%	5.0%
Total	$19,095	$32,280	3.8%	6.8%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Net Loss Data
($ in thousands)

	Case	IBNR
Net Loss Reserves, September 30, 2009:	Reserves	Reserves	Total
Insurance Companies:
Marine	$106,888	$104,007	$210,895
Property Casualty	127,427	348,055	475,482
Professional Liability	41,326	64,909	106,235
Total Insurance Companies	275,641	516,971	792,612
Lloyd's Operations:
Marine	105,102	94,621	199,723
Property Casualty	26,065	26,525	52,590
Professional Liability	8,419	31,463	39,882
Total Lloyd's Operations	139,586	152,609	292,195

Total Net Loss Reserves	$415,227	$669,580	$1,084,807

	Case	IBNR
Net Loss Reserves, December 31, 2008:	Reserves	Reserves	Total
Insurance Companies:
Marine	$96,244	$96,995	$193,239
Property Casualty	115,810	358,305	474,115
Professional Liability	22,913	58,793	81,706
Total Insurance Companies	234,967	514,093	749,060
Lloyd's Operations:
Marine	99,233	78,293	177,526
Property Casualty	26,218	16,386	42,604
Professional Liability	5,822	24,859	30,681
Total Lloyd's Operations	131,273	119,538	250,811

Total Net Loss Reserves	$366,240	$633,631	$999,871

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
September 30, 2009
($ in thousands)

At September 30, 2009, the average quality of the company’s investment portfolio as rated by S&P and Moody’s was AA and Aa, respectively, with an average duration of 4.3 years.  The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset-backed commercial paper.

At September 30, 2009, the Company owned two asset-backed securities approximating $0.1 million with subprime mortgage exposures.  These securities have an effective maturity of 1.3 years.  In addition, the Company owned a total of four collateralized mortgage obligations and asset-backed securities approximating $0.9 million classified as Alt-A which is a credit category between prime and subprime. These securities have an effective maturity of 7.6 years.  Such subprime and Alt-A categories are as defined by S&P.  The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments at September 30, 2009:

September 30, 2009	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost	OTTI Recognized in OCI
	($ in thousands)
Fixed maturities:
U.S. Government Treasury bonds,
agency bonds and foreign government bonds	$514,158	$10,855	$(54)	$503,357	$-
States, municipalities and political
subdivisions	679,417	37,072	(570)	642,915	-
Mortgage- and asset-backed securities
Mortgage-backed securities	308,515	15,142	(10)	293,383	-
Collateralized mortgage obligations	46,126	-	(12,120)	58,246	(9,818)
Asset-backed securities	20,088	793	(119)	19,414	(48)
Commercial mortgage-backed securities	106,459	584	(6,458)	112,333	-
Subtotal	481,188	16,519	(18,707)	483,376	(9,866)
Corporate bonds	203,023	10,166	(602)	193,459	-

Total fixed maturities	1,877,786	74,612	(19,933)	1,823,107	(9,866)

Equity securities - common stocks	57,949	12,843	(72)	45,178	-

Cash	21,692	-	-	21,692	-

Short-term investments	136,935	-	-	136,935	-

Total	$2,094,362	$87,455	$(20,005)	$2,026,912	$(9,866)

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
September 30, 2009
($ in thousands)

The following four tables set forth our mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and commercial mortgage-backed securities by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at September 30, 2009:

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Mortgage-backed securities:	Value	Gains	(Losses)	Cost
GNMA	$46,725	$1,485	$(9)	$45,249
FNMA	191,824	10,332	(1)	181,493
FHLMC	69,966	3,325	-	66,641
Total	$308,515	$15,142	$(10)	$293,383

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Collateralized mortgage obligations:	Value	Gains	(Losses)	Cost
Prime	$45,192	$-	$(11,736)	$56,928
Alt-A	934	-	(384)	1,318
Subprime	-	-	-	-
Total	$46,126	$-	$(12,120)	$58,246

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Asset-backed securities:	Value	Gains	(Losses)	Cost
Prime	$19,956	$793	$(70)	$19,233
Alt-A	-	-	-	-
Subprime	132	-	(49)	181
Total	$20,088	$793	$(119)	$19,414

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Commercial mortgage-backed securities:	Value	Gains	(Losses)	Cost
Prime	$106,459	$584	$(6,458)	$112,333
Alt-A	-	-	-	-
Subprime	-	-	-	-
Total	$106,459	$584	$(6,458)	$112,333